Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Loyola Capital Corporation:

We consent to the use of our report incorporated herein by reference. Our report refers to a change in accounting for income taxes.

                                              /s/ KPMG PEAT MARWICK LLP

Baltimore, Maryland
December 28, 1995